SEPTEMBER 1995 AMENDMENT TO REVOLVING CREDIT
              LOAN AGREEMENT AND SECURITY ASSIGNMENT


          THIS SEPTEMBER 1995 AMENDMENT TO REVOLVING CREDIT LOAN
AGREEMENT AND SECURITY ASSIGNMENT (this "Amendment") is entered into as of September 28, 1995 by and among CAROLCO INTERNATIONAL INC., a Delaware corporation formerly known as Carolco International N.V. (the "Borrower"), CAROLCO PICTURES INC., a Delaware corporation (the "Principal Guarantor"), ANABASIS B.V., a Netherlands corporation ("Anabasis B.V."), ANABASIS INVESTMENTS N.V., a Netherlands Antilles corporation ("Anabasis N.V."), CAROLCO DO BRASIL LTDA, a corporation organized under the laws of Brazil ("Carolco Brasil"), CAROLCO FILMS INTERNATIONAL LIMITED, a corporation organized under the laws of the United Kingdom ("Carolco Films"), CAROLCO PRODUCTION SERVICES INC., a California corporation ("Carolco Production"), CAROLCO SERVICE INC., a Delaware corporation ("Carolco Service"), INTERNATIONAL PRODUCTION SERVICES INC., a Delaware corporation (and together with Anabasis B.V., Anabasis N.V., Carolco Brasil, Carolco Films, Carolco Production and Carolco Service, collectively the "Affiliate Corporations"), and CREDIT LYONNAIS BANK NEDERLAND N.V. ("CLBN"), with reference to the following facts:

          A. The Borrower, the Principal Guarantor, the Affiliate Corporations and CLBN have heretofore entered into that certain Revolving Credit Loan Agreement and Security Assignment dated June 18, 1987, as amended from time to time (as so amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as ascribed thereto in the Loan Agreement.

          B. The Borrower has requested that CLBN agree to extend the Final Repayment Date to November 10, 1995.

          C. CLBN is willing to grant the Borrower's request only on the terms and conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises contained herein, the Borrower, the Principal Guarantor, the Affiliate Corporations, and CLBN hereby agree as follows:

          SECTION 1. MODIFICATION TO THE LOAN AGREEMENT

          The definition of "Final Repayment Date" contained in Section 1 of the Loan Agreement is hereby amended by deleting the date "September 29, 1995" and substituting therefor "November 10, 1995."


          SECTION 2.     OUTSTANDING LOAN.

          After giving effect to the $7,500,000 principal Loan payment made by the Borrower to CLBN on or about October 2, 1995, the parties hereto acknowledge and agree that the outstanding principal amount of the Loan (as of October 3, 1995) is $6,500,000.

          SECTION 3.      MISCELLANEOUS

          3.1 This Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          3.2  It is hereby agreed that, except as expressly provided herein,
(i) this Amendment does not in any way affect or impair the terms and conditions of the Loan Agreement or any of the other agreements, documents or instruments executed in connection therewith by any of the undersigned in favor of CLBN (the Loan Agreement and all such other agreements, documents and instruments are collectively referred to as the "Loan Documents"), and all terms and conditions of the Loan Documents are to remain in full force and effect except as specifically amended pursuant to Section 1 of this Amendment, (ii) the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute an amendment, modification or waiver of any provision of, or operate as a waiver of any right, power or remedy of CLBN under, any of the Loan Documents, and (iii) each of the Borrower, the Principal Guarantor and the Affiliate Corporations hereby ratifies and confirms each and every one of the Loan Documents to which it is a party and acknowledges and agrees that each and every one of such Loan Documents shall continue in full force and effect, and that all of its obligations thereunder shall be valid and enforceable. Furthermore, each of the Borrower, the Principal Guarantor and the Affiliate Corporations hereby acknowledges and agrees that except as specifically provided herein, CLBN has not agreed (or made any representation or warranty) to further extend the Final Repayment Date or lend any funds to the Borrower.

          3.3 This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, English law.

          3.4 The Borrower acknowledges that all costs and expenses of CLBN and its counsel incurred in connection with the preparation, execution and delivery of this Amendment and all other documents delivered pursuant hereto or contemplated hereby and the transaction contemplated hereby shall be for the account of the Borrower.

          3.5 Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first set forth above.


                         CAROLCO INTERNATIONAL INC.,
                         a Delaware corporation (formerly
                         known as Carolco International N.V.)


                         By:    /s/ Lynwood Spinks

                         Its:   Executive Vice President


                         CAROLCO PICTURES INC.,
                         a Delaware corporation


                         By:   /s/ Lynwood Spinks

                         Its:   Chief Operating Officer


                         ANABASIS B.V.,
                         a Netherlands corporation


                         By:    /s/ Hans J. Schutte

                         Its:   Attorney-in-Fact


                         ANABASIS INVESTMENTS N.V.,
                         a Netherlands Antilles corporation


                         By:   /s/ Roberto C. Gomes

                         Its:   Managing Director


                         CAROLCO DO BRASIL LTDA,
                         a corporation organized under
                         the laws of Brazil


                         By:    /s/ Manoel J. Pereira dos Santos

                         Its:   Delegate Manager


                         CAROLCO FILMS INTERNATIONAL LIMITED,
                         a corporation organized under
                         the laws of the United Kingdom


                         By:   /s/ Lynwood Spinks

                         Its:   Managing Director


                         CAROLCO PRODUCTION SERVICES INC.,
                         a California corporation


                         By:   /s/ Lynwood Spinks

                         Its:   President


                         CAROLCO SERVICE INC.,
                         a Delaware corporation


                         By:   /s/ Lynwood Spinks

                         Its:   Executive Vice President


                         INTERNATIONAL PRODUCTION SERVICES INC.,
                         a Delaware corporation


                         By:   /s/ Lewis Weakland

                         Its:   President

                         CREDIT LYONNAIS BANK NEDERLAND N.V.,
                         a Netherlands limited liability company


                         By:   /s/ A. H. M. Faase

                         Its: E. B. D. Senior Account Officer


                         By:  /s/ H.J.B. deKeijcer

                         Its: E. B. D. Vice President

                    ACKNOWLEDGMENT AND CONSENT



          Each of the undersigned hereby:

          1. Acknowledges that it has reviewed the terms and provisions of the September 1995 Amendment To Revolving Credit Loan Agreement and Security Assignment (the "Amendment") to which this Acknowledgment and Consent is attached and consents to its terms.

          2. Acknowledges and agrees that notwithstanding anything to the contrary contained in any agreements, instruments or other documents executed (pursuant to and/or in connection with the Loan Agreement) by one or more of the undersigned in favor of CLBN (collectively, the "Loan Documents"), each of the undersigned hereby ratifies and confirms each and every one of the Loan Documents to which it is a party and acknowledges and agrees that each and every one of the Loan Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected in any manner by the execution or effectiveness of the Amendment or this Acknowledgment and Consent.

          3. Acknowledges and agrees that it has been informed by CLBN that the execution and delivery of this Acknowledgment and Consent constitutes a material inducement upon which CLBN has relied, is relying and will rely in connection with the entry by CLBN into the Amendment.

                                   CAROLCO TELEVISION INC.,
                                   (formerly known as Orbis
                                   Communications Inc.)


                                   By:   /s/ Lynwood Spinks

                                   Its:   President



                                   BASIC INST INC.


                                   By:   DISSOLVED

                                   Its:

                                   CAROLCO STUDIOS INC.,
                                   a Delaware corporation


                                   By: /s/ Lynwood Spinks

                                   Its:   President



                                   CAROLCO STUDIOS INC.,
                                   a North Carolina corporation


                                   By:   /s/ Lynwood Spinks

                                   Its:   President



                                   COMPLETE FILM CORPORATION INC.


                                   By:   /s/ Lynwood Spinks

                                   Its:   Vice President



                                   DEADLY INC.


                                   By:   DISSOLVED

                                   Its:



                                   DOORS PROJECT INC.


                                   By:   DISSOLVED

                                   Its:

                                   FINAL WARNING INC.


                                   By:   DISSOLVED

                                   Its:



                                   L. A. STORY INC.


                                   By:   DISSOLVED

                                   Its:



                                   SEVEN ARTS FILM DISTRIBUTION INC.


                                   By:   DISSOLVED

                                   Its:



                                   SLT PRODUCTIONS INC.


                                   By:   DISSOLVED

                                   Its:



                                   T-2 PRODUCTIONS INC.


                                   By:   DISSOLVED

                                   Its:



                                   EXECUTIVE AIR LEASING


                                   By:   DISSOLVED

                                   Its:



                                   CAROLCO NOMINEE B.V.


                                   By:   /s/ Lynwood Spinks

                                   Its:   Managing Director

RNA_D412.CLB